Exhibit 99.1
                           GRANT PARK FUTURES FUND, LP

                              MONTHLY FLASH REPORT

                                  JULY 31, 2005

MONTHLY COMMENTARY: July performance was negative for the Grant Park Futures Fund. Significant losses were incurred in the interest rate sector. Losses were partially offset by gains in the stock index and energy sectors. Performance for the remaining sectors was relatively flat for the month. European bonds initially rallied on flight-to-quality buying after the July 7th London terror attacks, but drifted lower as the perceived threat diminished. Long positions continued to suffer as strong French economic data lowered expectations that the European Central Bank will be cutting interest rates in the near future. Long positions in Japanese Government bonds also contributed to losses in the sector, as positive economic news and strong corporate earnings sent bond prices lower. The Japanese government reported its unemployment rate dropped to 4.2 percent, a seven-year low. Profits were generated in long positions in European equities, which rallied amid hopes that a stronger U.S. dollar would prove beneficial to exporters. Additional profits were earned in long positions in the energy sector, as prices continued to rise amidst worries of hurricane-related disruptions to production and shipping facilities in the Gulf of Mexico.

                            JULY 31, 2005 STATISTICS*

                               CLASS A UNITS        CLASS B UNITS

Monthly Rate of Return             (1.93%)              (2.01%)
Year-to-Date Return                (4.54%)              (5.07%)
Net Asset Value                $1,053.428             $936.150

*Subject to receipt of independent verification.

                  STATISTICS SINCE INCEPTION - CLASS A UNITS **
                      JANUARY 1, 1989 THROUGH JULY 31, 2005

Total Fund Assets (A and B):   $296M   3 Yr. Comp. Ann. ROR:          2.28%    Worst Drawdown Last 5 Years (2/04-8/04):   -23.65%

12 Month Return:                6.92%  5 Yr. Comp. Ann. ROR:          9.76%    Average 1-Month Gain:                        7.54%

36 Month Cumulative Return:     6.99%  10 Yr. Comp. Ann. ROR:         5.68%    Average 1-Month Loss:                       -5.21%

60 Month Cumulative Return:    59.32%  Average 12-Month Return:      23.08%    # of Winning Months                           108

Compounded Annual ROR:         17.04%  Worst Drawdown (6/89-10/89): -38.87%    # of Losing Months:                            91

        SEE THE GLOSSARY AT THE END OF THIS PRESENTATION FOR DEFINITIONS
                            RELEVANT TO THIS TABLE.

**Most new investors are expected to invest in Class B Units, which carry an additional 1.06% in fees and expenses.

                 GRANT PARK SECTOR EXPOSURE AS OF JULY 31, 2005

                                    [CHART]

                         INTEREST RATES         26%
                         CURRENCIES             26%
                         AGS/SOFTS              16%
                         STOCK INDICES          12%
                         ENERGY                 10%
                         METALS                 10%

 Please refer to page 3 of this brochure for a list of contracts traded in each market sector.

This pie chart illustrates the estimated average relative weighting assigned to each market sector amongst each of Grant Park's trading advisors assuming current allocations to the trading advisors. This chart does not reflect actual positions held at any time or over any period. Grant Park's trading advisors do not maintain positions in all markets at all times. On any given day, the actual markets traded as well as the absolute and relative commitment in such markets, will vary greatly. Additionally, allocations amongst the trading advisors may vary over time.

               ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
          A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

[LOGO]
Dearborn Capital Management, LLC
555 West Jackson Blvd, Suite 600, Chicago, IL 60661
(312) 756-4450 o (800) 217-7955 o FAX (312) 756-4452
Performance Hotline: (866) 516-1574
website: www.dearborncapital.com
e-mail: funds@dearborncapital.com

                           GRANT PARK FUTURES FUND, LP

                                  JULY 31, 2005

                            HISTORICAL PERFORMANCE**

                                                                                                                 A Unit   B Unit(1)
          Jan       Feb     Mar      Apr     May       Jun    Jul      Aug     Sep      Oct      Nov      Dec     YTD        YTD
1989     0.97%    (3.29%)  17.34%  (9.51%)  26.07%   (3.31%)  0.70%  (21.72%)  (1.68%) (18.43%)  5.37%   29.00%    8.61%    7.73%
1990     5.20%     6.32%   22.20%  31.10%  (15.80%)  14.00%  16.03%   22.83%   14.76%    5.49%   2.83%   (2.65%) 197.04%  194.60%
1991   (12.36%)  (13.31%)   1.75%  (6.52%)  (1.90%)   3.93% (10.99%)  (1.85%)   6.76%    0.12%  (0.21%)  35.80%   (6.77%)  (7.52%)
1992   (15.23%)   (5.32%)  (2.32%) (4.13%)  (2.34%)   8.33%  16.34%    7.34%  (11.40%)  (0.72%)  2.41%   (5.55%) (15.50%) (16.18%)
1993     2.38%    18.13%    1.57%  15.69%    2.30%   (2.34%) 20.56%    0.16%   (3.99%)  (5.39%)  4.57%   13.15%   84.25%   82.76%
1994   (13.74%)   (9.39%)  23.25%   2.31%   14.29%   14.25%  (5.96%)  (6.26%)   2.76%   (7.54%) 15.50%   (0.17%)  24.30%   23.30%
1995   (10.69%)   16.37%   20.67%  10.88%   14.93%   (1.82%)(14.36%) (11.29%) (10.54%)  (5.40%)  2.77%   18.69%   23.04%   22.04%
1996    (1.09%)  (13.59%)  (1.34%)  4.97%   (4.35%)   2.32%  (1.48%)  (2.53%)   3.81%   14.82%   7.80%   (6.99%)  (0.59%)  (1.39%)
1997     6.82%     7.61%    1.06%  (8.45%)  (0.91%)   0.34%  15.73%   (8.17%)   2.92%   (5.18%)  0.81%    6.10%   17.31%   16.37%
1998     1.96%     2.62%   (1.08%) (7.46%)   3.13%   (0.37%) (0.30%)  24.62%    6.23%   (4.64%) (3.21%)   2.09%   22.40%   21.41%
1999    (2.02%)    7.95%   (5.18%)  2.92%   (5.51%)   0.22%  (2.68%)  (1.16%)   1.54%   (8.65%)  2.10%    3.05%   (8.24%)  (8.97%)
2000    (1.12%)    0.69%   (1.70%) (3.84%)   1.80%   (3.51%) (1.60%)   4.36%   (2.30%)   0.80%   8.91%    9.00%   10.97%   10.08%
2001     1.86%     0.53%    6.63%  (4.51%)  (0.47%)  (2.66%)  0.12%    2.88%    3.69%    5.30%  (7.80%)   2.14%    7.00%    6.14%
2002    (0.87%)   (5.95%)   2.26%  (3.07%)   5.17%   10.07%   6.63%    1.57%    2.87%   (6.04%) (2.53%)   5.58%   15.25%   14.32%
2003     2.72%     5.77%   (7.47%)  2.57%    9.68%   (1.26%) (0.49%)   0.12%**  0.06%    2.45%  (0.98%)   5.93%   20.03%   19.06%(1)
2004     0.31%     7.25%   (1.47%)(11.72%)  (4.82%)  (4.55%) (3.47%)  (0.40%)   0.99%    3.35%   8.37%   (0.96%)  (7.58%)  (8.40%)
2005    (6.04%)    3.34%   (0.59%) (5.12%)   3.90%    1.81%  (2.01%)*                                             (4.54%)* (5.07%)*

                                                                                    *Subject to receipt of independent verification.

(1) From January 1989 through July 2003 Proforma Class B Unit data is reflected in YTD calculations. Actual Class B Unit Performance reflected from 8/1/03.

**Actual Class A Unit net monthly returns are reflected from January, 1989 through July, 2003. Actual Class B Unit net monthly returns are reflected from August, 2003 (inception of trading for B Units) forward. Most new investors are expected to invest in Class B Units, which carry an additional 1.06% in fees and expenses over Class A Units.

INVESTMENT HIGHLIGHTS:

MINIMUM INVESTMENT: $10,000 Individual/$4,000 ERISA or qualified plans, additional minimum investment $2,000

GENERAL PARTNER: Dearborn Capital Management, LLC

PORTFOLIO MANAGERS: Rabar Market Research, EMC Capital Management, Eckhardt Trading Company, Graham Capital Management, Winton Capital Management and Saxon Investment Corporation.

REDEMPTIONS: Units are redeemable monthly with a redemption fee applicable for the first 12 months of investment.

SUITABILITY: Varies from state to state but at least a minimum of $45,000 annual income and a net worth of $45,000 exclusive of home, auto and furnishings, or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

THE RISKS

o  Performance can be volatile and you   o  Grant Park pays substantial fees and
   could lose all or substantially all      expenses, including fees to its
   of your investment in Grant Park         trading advisors, which must be
   Futures Fund.                            offset by trading profits and
                                            interest income.
o  No secondary market exists for the
   Fund. Additionally, redemptions are   o  The Fund invests in foreign
   limited and may result in early          securities, which are subject to
   redemption fees.                         special risks such as currency
                                            fluctuations, different financial
o  Trading in commodity interests is a      and regulatory standards, and
   zero-sum economic activity in which,     political instability.
   for every gain, there is an
   offsetting loss. Grant Park           o  Grant Park's use of multiple trading
   therefore bears the risk that, on        advisors may result in Grant Park
   every trade, it will incur the loss.     taking offsetting trading positions,
                                            thereby incurring additional
o  Commodity futures trading may be         expenses with no net change in
   illiquid.                                holdings.

o  An investment in Grant Park is        o  You will have no right to
   speculative and leveraged; as a          participate in the management of
   result of this leverage, the velocity    Grant Park.
   of potential losses may accelerate
   and cause you to incur significant    o  The structure and operation of
   losses.                                  Grant Park involve several conflicts
                                            of interest.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
          A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                           GRANT PARK FUTURES FUND, LP

                                    GLOSSARY

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the Prospectus for a more complete glossary of additional terms relevant to this offering:

AVERAGE 12-MONTH RETURN: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

COMPOUNDED ANNUAL RATE OF RETURN (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

DRAWDOWN: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

NET ASSET VALUE PER UNIT: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

                                      NOTES

MARKET SECTORS: Market Sectors represented in the pie chart on the cover page of this brochure include over 80 individual markets traded in over 13 countries. Some of these markets are noted below:

                        INTEREST RATES        ENERGY
                        US Bonds & Notes      Crude Oil
                        European Bonds        Heating Oil
                        Pacific Rim Bonds     Natural Gas
                                              Unleaded Gas

                        CURRENCIES            METALS
                        US Dollar             Gold
                        Euro                  Silver
                        British Pound         Nickel
                        Yen                   Copper
                        Australian Dollar     Aluminium
                        Mexican Peso

                        STOCK INDICES
                        US
                        European
                        Pacific Rim

                        AGRICULTURAL
                        Grains
                        Meats
                        Cotton
                        Coffee
                        Sugar
                        Orange Juice
                        Cocoa

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.